Centex 2005-D
*** Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***
	M-3
NO PREPAY STRESS
Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp
Prepay Assumptions	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	17.51%	15.41%
CDR - Yield Break	21.88	18.14
% Cum Loss 1st $ Principal Loss	17.47%	15.37%
CDR - 1st $ Principal Loss	21.81	18.07

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	18.48%	16.20%
CDR - Yield Break	13.37	11.27
% Cum Loss 1st $ Principal Loss	18.43%	16.14%
CDR - 1st $ Principal Loss	13.32	11.21

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	14.69%	12.77%
CDR - Yield Break	16.97	14.00
% Cum Loss 1st $ Principal Loss	14.65%	12.72%
CDR - 1st $ Principal Loss	16.9	13.93

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	16.26%	14.13%
CDR - Yield Break	11.33	9.50
% Cum Loss 1st $ Principal Loss	16.21%	14.07%
CDR - 1st $ Principal Loss	11.29	9.45

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	+200bp
Prepay Assumptions	1.00x Base Case	0.50x Base Case	Fixed - 50%
			Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	18.08%	21.65%	16.83%
CDR - Yield Break	16.6	11.53	12.79
% Cum Loss 1st $ Principal Loss	18.03%	21.56%	16.74%
CDR - 1st $ Principal Loss	16.54	11.45	12.69

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	15.59%	18.80%	14.43%
CDR - Yield Break	13.59	9.26	10.34
% Cum Loss 1st $ Principal Loss	15.55%	18.71%	14.35%
CDR - 1st $ Principal Loss	13.54	9.19	10.26

Average Life:	9.83	17.57	13.28
Window (Dates):	07/25/2013 - 09/25/2035	12/25/2019 - 09/25/2035	11/25/2015 - 09/25/2035

	M-4
NO PREPAY STRESS
Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp
Prepay Assumptions	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	16.04%	13.90%
CDR - Yield Break	19.23	15.7
% Cum Loss 1st $ Principal Loss	16.01%	13.86%
CDR - 1st $ Principal Loss	19.17	15.64

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	16.93%	14.60%
CDR - Yield Break	11.93	9.89
% Cum Loss 1st $ Principal Loss	16.88%	14.55%
CDR - 1st $ Principal Loss	11.89	9.85

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	13.45%	11.50%
CDR - Yield Break	15.03	12.21
% Cum Loss 1st $ Principal Loss	13.42%	11.46%
CDR - 1st $ Principal Loss	14.98	12.16

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	14.89%	12.72%
CDR - Yield Break	10.15	8.36
% Cum Loss 1st $ Principal Loss	14.86%	12.68%
CDR - 1st $ Principal Loss	10.12	8.33

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	+200bp
Prepay Assumptions	1.00x Base Case	0.50x Base Case	Fixed - 50%
			Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	16.56%	20.31%	15.27%
CDR - Yield Break	14.73	10.42	11.17
% Cum Loss 1st $ Principal Loss	16.52%	20.25%	15.20%
CDR - 1st $ Principal Loss	14.68	10.37	11.1

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	14.28%	17.63%	13.08%
CDR - Yield Break	12.12	8.42	9.08
% Cum Loss 1st $ Principal Loss	14.24%	17.57%	13.02%
CDR - 1st $ Principal Loss	12.07	8.38	9.02

Average Life:	10.77	19.09	14.81
Window (Dates):	06/25/2014 - 11/25/2030	06/25/2021 - 09/25/2035	04/25/2017 - 09/25/2035

	M-5
NO PREPAY STRESS
Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp
Prepay Assumptions	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	14.59%	12.39%
CDR - Yield Break	16.81	13.46
% Cum Loss 1st $ Principal Loss	14.54%	12.35%
CDR - 1st $ Principal Loss	16.73	13.4

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	15.40%	13.01%
CDR - Yield Break	10.58	8.59
% Cum Loss 1st $ Principal Loss	15.34%	12.96%
CDR - 1st $ Principal Loss	10.53	8.55

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	12.23%	10.24%
CDR - Yield Break	13.24	10.53
% Cum Loss 1st $ Principal Loss	12.18%	10.20%
CDR - 1st $ Principal Loss	13.17	10.49

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	13.54%	11.33%
CDR - Yield Break	9.03	7.29
% Cum Loss 1st $ Principal Loss	13.48%	11.28%
CDR - 1st $ Principal Loss	8.98	7.25

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	+200bp
Prepay Assumptions	1.00x Base Case	0.50x Base Case	Fixed - 50%
			Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	15.06%	19.01%	13.73%
CDR - Yield Break	12.98	9.41	9.68
% Cum Loss 1st $ Principal Loss	15.00%	18.94%	13.66%
CDR - 1st $ Principal Loss	12.92	9.36	9.61

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	12.98%	16.48%	11.75%
CDR - Yield Break	10.73	7.65	7.91
% Cum Loss 1st $ Principal Loss	12.93%	16.40%	11.68%
CDR - 1st $ Principal Loss	10.68	7.6	7.85

Average Life:	11.16	19.63	15.5
Window (Dates):	09/25/2014 - 09/25/2035	01/25/2022 - 09/25/2035	11/25/2017 - 09/25/2035

	B-2
NO PREPAY STRESS
Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp
Prepay Assumptions	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	9.50%	7.04%
CDR - Yield Break	9.61	6.71
% Cum Loss 1st $ Principal Loss	9.40%	6.97%
CDR - 1st $ Principal Loss	9.49	6.64

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	10.00%	7.36%
CDR - Yield Break	6.31	4.46
% Cum Loss 1st $ Principal Loss	9.87%	7.28%
CDR - 1st $ Principal Loss	6.22	4.41

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	7.92%	5.78%
CDR - Yield Break	7.72	5.36
% Cum Loss 1st $ Principal Loss	7.84%	5.73%
CDR - 1st $ Principal Loss	7.63	5.30

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	8.76%	6.39%
CDR - Yield Break	5.43	3.82
% Cum Loss 1st $ Principal Loss	8.68%	6.33%
CDR - 1st $ Principal Loss	5.37	3.78

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	+200bp
Prepay Assumptions	1.00x Base Case	0.50x Base Case	Fixed - 50%
			Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	9.79%	14.26%	7.40%
CDR - Yield Break	7.62	6.28	4.52
% Cum Loss 1st $ Principal Loss	9.68%	14.20%	8.12%
CDR - 1st $ Principal Loss	7.52	6.24	5.04

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	8.41%	12.34%	6.31%
CDR - Yield Break	6.38	5.2	3.77
% Cum Loss 1st $ Principal Loss	8.32%	12.28%	6.91%
CDR - 1st $ Principal Loss	6.3	5.17	4.18

Average Life:	13.5	22.72	19.58
Window (Dates):	11/25/2016 - 09/25/2035	04/25/2025 - 06/25/2035	07/25/2021 - 09/25/2035